FIRST WASHINGTON FINANCIAL CORPORATION
                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED
                             MARCH 31, 2002 AND 2001
-------------------------------------------------------------------------------
                     FIRST WASHINGTON FINANCIAL CORPORATION


                              FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001



                          INDEX TO FINANCIAL STATEMENTS



                                                                        PAGE(S)


     Accountants' Review Report                                              1

     Balance Sheets as of March 31, 2002 and 2001                            2

     Statements of Operations for the six months ended
       March 31, 2002 and 2001                                               3

     Statement of Stockholders' Equity (Deficit) for the
        six months ended March 31, 2002 and 2001                             4

     Statements of Cash Flows for the six months ended
        March 31, 2002 and 2001                                              5

     Notes to Financial Statements                                         6-8

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants

                               High Ridge Commons
                           200 Haddonfield Berlin Road
                                 Suites 400-403
                              Gibbboro, New Jersey
                        (856) 346-2828 Fax (856) 346-2882





First Washington Financial Corporation
Oakhurst, California

We have reviewed the accompanying balance sheets of First Washington Financial Corporation (the "Company") as of March 31, 2002 and 2001and the related statement of operations, stockholders' equity, and cash flows for the six months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of First Washington Financial Corporation.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.



BAGELL, JOSEPHS & COMPANY, L.L.C.
/s/ BAGELL, JOSEPHS & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

March 3, 2003





        MEMBER OF:        AMERICAN SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                          NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                          PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                          NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                     FIRST WASHINGTON FINANCIAL CORPORATION
                                 BALANCE SHEETS
                             MARCH 31, 2002 AND 2001




                                     ASSETS

                                               2002                     2001
                                   ----------------------    -------------------
CURRENT ASSET
   Officers loans                  $           100           $           100
                                   ----------------------    -------------------

            Total assets           $           100           $           100
                                   ======================    ===================



                      LIABILITIES AND STOCKHOLDERS' EQUITY


CURRENT LIABILITIES                $             -           $              -


          Total current liabilities              -                          -
                                   ----------------------    -------------------

COMMITMENTS

STOCKHOLDERS' EQUITY
  Common stock, no par value;
  10,000 shares authorized, issued
  and outstanding 10,000 and 10,000
  in 2002 and 2001, respectively               100                       100

  Retained earnings                              -                         -
                                   ----------------------    -------------------

        Total stockholder's equity             100                       100
                                   ----------------------    -------------------

TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY             $           100           $           100
                                   ======================    ===================




                   See accountants' review report and notes to
                           the financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                            STATEMENTS OF OPERATIONS
                FOR THE SIX MONTHS ENDED MARCH 31, 2002 AND 2001



                                              2002                 2001
                                   ----------------------  ---------------------

INCOME FROM SERVICES               $             599,181    $               -
                                   ----------------------  ---------------------

DIRECT COSTS
   Management fee from affiliate                 199,734
   Loan fees                                      74,250
   Underwriting fees                              35,850
   Other loan related costs                        7,329
   Salaries                                       94,492
   Commissions and other                          71,206
   Employee benefits                              42,484
                                   ----------------------  ---------------------
         Total direct costs                      525,345                     -
                                   ----------------------  ---------------------

GROSS PROFIT                                      73,836                     -
                                   ----------------------  ---------------------

GENERAL AND ADMINISTRATIVE EXPENSES
   Advertising and marketing                       1,150
   Equipment and software-related charges         14,095
   Insurance                                         684
   Occupancy                                      23,461
   Office supplies and expense                     6,648
   Operating expenses                             11,363
   Other expenses                                    939
   Professional fees                               2,673
   Telephone                                       7,749
   Travel and entertainment                        5,074
                                    ---------------------  ---------------------
 Total general and administrative expenses        73,836                     -
                                    ---------------------  ---------------------

INCOME BEFORE INCOME TAXES                             -                     -
   Provision for income taxes                          -                     -
                                    ---------------------  ---------------------

NET INCOME                          $                  -   $                 -
                                    =====================  =====================




                                See accountants'
              review report and notes to the financial statements.
                                       -3-

                     FIRST WASHINGTON FINANCIAL CORPORATION
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                            FOR THE SIX MONTHS ENDED
                             MARCH 31, 2002 AND 2001

                                                 Additional
                               Common     Stock    Paid-In    Retained
                               Shares     Amount   Capital    Earnings   Total
                             ---------  --------- ---------  --------- ---------



BALANCE - October 1, 2000      10,000    $    100       -           -  $    100

Net income (loss) for
   six-month period
   October 1, 2000 to
   March 31, 2001                   -           -       -           -         -
                              --------   ---------  --------  -------- ---------

BALANCE - March 31, 2001       10,000         100       -           -  #    100
                              ========   =========  ========  ======== =========



BALANCE- October 1, 2001       10,000    $    100       -           -  $    100

Net income for the
   six-month period
   October 1, 2001 to
   March 31, 2002                   -           -       -           -         -
                              --------   ---------  --------  ---------  -------



BALANCE- March 31, 2002        10,000    $    100       -           -  $   100
                              ========   =========  ========  ========= ========







                         See accountants' review report
                     and notes to the financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                            STATEMENTS OF CASH FLOWS
                            FOR THE SIX MONTHS ENDED
                             MARCH 31, 2002 AND 2001




                                                2001               2000
                                           ---------------   -------------------

CASH FLOWS FROM OPERATING ACTIVITIES

Net income                                 $            -    $             -
                                           ---------------   -------------------

Adjustments to reconcile net loss to net cash used in operating activities:
Changes in assets and liabilities:

    Officers loan                                       -                 (100)
                                           ---------------   -------------------

          Total adjustments                             -                 (100)
                                           ---------------   -------------------
      Net cash used in operating activities             -                 (100)
                                           ---------------   -------------------


CASH FLOWS FROM FINANCING ACTIVITIES

   Issuance of common stock                             -                  100
                                           ---------------   -------------------

  Net cash provided by financing activities             -                  100
                                           ---------------   -------------------

NET INCREASE IN CASH                                    -                    -

CASH - BEGINNING OF PERIOD                              -                    -
                                           ---------------   -------------------

CASH - END OF PERIOD                       $            -    $               -
                                           ===============   ===================





                         See accountants' review report
                     and notes to the financial statements.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                            FOR THE SIX MONTHS ENDED
                             MARCH 31, 2002 AND 2001



NOTE 1-  ORGANIZATION

                  First Washington Financial Corporation ("the Company") was incorporated in the State of Nevada on May 25, 2000. The Company provides mortgage consulting and financial services.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Cash and Cash Equivalents

                  The Company considers all highly debt instruments purchased with a maturity of three months or less to be cash equivalents. The carrying amount reported in the balance sheet for cash and cash equivalents approximates its fair value.

                  Use of Estimates

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  Income Taxes

                  Deferred income taxes are reported using the liability method. Deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                     FIRST WASHINGTON FINANCIAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            FOR THE SIX MONTHS ENDED
                             MARCH 31, 2002 AND 2001


NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  Earnings (Loss) Per Share of Common Stock

                  Historical net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

                  The following is a reconciliation of the computation for basic and diluted EPS:

                                                March 31,       March 31,
                                                  2002            2001
                                                --------        --------

                  Net loss                      $      -        $      -
                                                --------        --------

                  Weighted-average common
                  shares outstanding (Basic)      10,000          10,000

                  Weighted-average common
                  stock equivalents
                     Stock options                     -               -
                     Warrants                          -               -
                                                ---------       ---------

                  Weighted-average common
                  shares outstanding (Diluted)    10,000          10,000
                                                =========       =========

                     FIRST WASHINGTON FINANCIAL CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                            FOR THE SIX MONTHS ENDED
                             MARCH 31, 2002 AND 2001




NOTE 3-           MANAGEMENT FEES

                  The Company has a cost sharing arrangement with an affiliated entity wherein the affiliate originates mortgages based on the business generated by the Company. Management fees for the six months ended March 31, 2002 and 2001 were $199,734 and $-0-, respectively.

NOTE 4-  STOCKHOLDERS' EQUITY (DEFICIT)

                  COMMON STOCK

                  On May 25, 2000 the Company issued 10,000 shares of common stock to the founders of the Company at no par value for $100.

NOTE 5-  SUBSEQUENT EVENT

                  On May 17, 2002, all 10,000 shares of the Company's issued and outstanding common stock were acquired by a publicly traded company, Volt, Inc.